UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 1, 2012

Universal Truckload Services, Inc.

(Exact name of registrant as specified in its charter)

Michigan	0-51142	38-3640097
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12755 E. Nine Mile Road, Warren, Michigan

(Address of principal executive offices)

48089

(Zip Code)

(586) 920-0100

(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This current report on Form 8-K includes “forward-looking statements” about Registrant (as defined below) and LINC (as defined below) that are subject to risks and uncertainties. All statements other than statements of historical fact included in this document are forward-looking statements.

These forward-looking statements relate to, among other things, the expected benefits of the Transaction (as defined below) such as efficiencies, cost savings, tax benefits, enhanced revenues and cash flow, growth potential, market profile and financial strength; and the competitive ability and position of the combined company. Forward-looking statements can generally be identified by the use of words such as “anticipate,” “believe,” “intend,” “project,” “plan,” “expect,” “continue,” “estimate,” “goal,” “forecast,” “may,” “should,” “will,” “would,” or other similar expressions which help identify forward-looking statements. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements. Although certain of these statements set out herein are indicated above, all of the statements in this document that contain forward-looking statements are qualified by these cautionary statements. Although Registrant and LINC believe that the expectations reflected in such forward-looking statements are reasonable, such statements involve risks and uncertainties, and undue reliance should not be placed on such statements. Certain material factors or assumptions are applied in making forward-looking statements, including, but not limited to, factors and assumptions regarding the items outlined above. Actual results may differ materially from those expressed or implied in such statements. Important factors that could cause actual results to differ materially from these expectations include, among other things, the following: the failure to receive, on a timely basis or otherwise, the required approvals government or regulatory agencies (including the terms of such approvals); the possibility that the anticipated benefits and synergies from the Transaction cannot be fully realized or may take longer to realize than expected; the possibility that costs or difficulties related to the integration of Registrant and LINC operations will be greater than expected; the ability of the combined company to retain and hire key personnel, including senior management, and maintain relationships with customers, suppliers or other business partners; the impact of legislative, regulatory, competitive and technological changes; the risk that the credit ratings of the combined company may be different from what the companies expect; and other risk factors relating to the logistics industry, as detailed from time to time in Registrant’s reports filed with the Securities and Exchange Commission (the “SEC”).

Except for their respective obligations to disclose material information under U.S. federal securities laws, neither Registrant nor LINC undertakes any obligation to release publicly any revisions to any forward-looking statements, to report events or circumstances after the date of this document, or to report the occurrence of unanticipated events

All forward-looking statements attributable to Registrant or LINC are expressly qualified in their entirety by such factors.

Item 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

On October 1, 2012, Universal Truckload Services, Inc. (“Registrant” or “Universal”), terminated its Amended and Restated Loan Agreement and Promissory Note with KeyBank National Association. Universal has entered into a new Revolving Credit and Term Loan Agreement (the “Credit Agreement”) with and among the lenders parties thereto and Comerica Bank, as administrative agent, arranger, syndication agent and documentation agent, providing for aggregate borrowing facilities of up to $220,000,000 as described in Item 1.01 to Universal’s Current Report on Form 8-K filed on August 31, 2012 (Commission File No. 000-51142).

Item 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Registrant has completed the acquisition of LINC Logistics Company (“LINC”) previously described in Item 1.01 of the Current Report filed July 26, 2012 on Form 8-K. The acquisition was made pursuant to an Agreement and Plan of Merger (the “Merger Agreement”) by and among LINC, Registrant, Upton Merger Sub I, Inc., a Michigan corporation

(“Merger Sub”), Upton Merger Sub II, LLC, a Michigan limited liability company (“Merger LLC”), Matthew T. Moroun, Matthew T. Moroun in his capacity as Trustee of the MJM 2012 Annuity Trust dated April 30, 2012 (the “Annuity Trust”), Manuel J. Moroun in his capacity as Trustee of the Manuel J. Moroun Revocable Trust U/A dated March 24, 1977, as amended and restated on December 22, 2004 (the “MJM Revocable Trust”), Matthew T. Moroun in his capacity as agent and attorney-in-fact for the Company Shareholders (as defined in the Merger Agreement) and Manuel J. Moroun, solely with respect to the Applicable Sections (as defined in the Merger Agreement). Matthew T. Moroun and Manuel J. Moroun (together, the “Morouns”) serve as Chairman of the Board of Directors and Director, respectively, of Registrant. The Morouns and entities controlled by the Morouns owned 100% of the outstanding LINC common stock prior to this acquisition.

Both Merger LLC and Merger Sub are wholly-owned subsidiaries of Registrant. Pursuant to the Merger Agreement, Merger Sub merged with and into LINC, with LINC as the surviving corporation (“Merger One”). LINC then merged with and into Merger LLC, with Merger LLC as the surviving entity (the “Subsequent Merger” and, together with Merger One, the “Transaction”). As a part of the Subsequent Merger, Merger LLC changed its name to LINC Logistics LLC. The Merger and the Subsequent Merger, considered together as a single integrated transaction for United States federal income tax purposes along with the other transactions effected pursuant to the Merger Agreement, are intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. The Morouns currently own approximately 82% of the outstanding common stock of Universal.

Each outstanding share of LINC common stock was converted into the right to receive consideration consisting of 0.700 of a share of the Registrant’s common stock (the “Merger Consideration”) and cash in lieu of fractional shares. This resulted in the issuance of 14,527,332 shares of Registrant’s common stock, valued at approximately $232.0 million based on Universal’s closing stock price as of September 28, 2012 and payment of $27.60 of cash in lieu of fractional shares. At closing, approximately $152.9 million of obligations of LINC (comprised of approximately $92.7 million of obligations of LINC to the Morouns and entities controlled by the Morouns and approximately $60.2 million of third-party debt) was satisfied and third party-debt refinanced via a new credit facility through which Registrant is entitled to borrow up to $220 million.

Prior to closing, Registrant and the Morouns entered into an Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”), which grants the Morouns and entities controlled by the Morouns customary registration rights for the shares of Universal common stock (the “Registrable Shares”). The Registration Rights Agreement was effective upon closing of the Transaction. Under the Registration Rights Agreement, the Morouns and entities controlled by the Morouns have demand and “piggyback” registration rights. The demand rights enable the Morouns and entities controlled by the Morouns to require Registrant to register the Registrable Shares with the SEC at any time, subject to certain limited exceptions, including the requirement that the aggregate offering price of the Registrable Securities exceeds $25 million. The piggyback rights are expected to allow each of the Morouns and entities controlled by the Morouns to elect to register Registrable Shares held by them along with any shares Registrant registers with the SEC. These registration rights are subject to customary conditions and limitations including the right of the underwriters of an offering to limit the number of shares.

Universal’s directors, with the Morouns recusing themselves, approved the Transaction following receipt of a recommendation from a special committee made up entirely of independent and disinterested directors, which was represented by independent legal and financial advisors.

The terms of the Merger Agreement were described in detail in Registrant’s Current Report filed on Form 8-K on July 26, 2012 and in the Information Statement pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) mailed to shareholders on September 10, 2012, both of which have been previously filed with the SEC. Descriptions of the Merger Agreement are qualified in their entirety by reference to the Merger Agreement which was filed as Exhibit 2.1 to Registrant’s Current Report on Form 8-K filed July 26, 2012

Item 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

As a part of the transaction described in Item 2.01 above, Registrant issued 14,527,332 shares of its common stock and $27.60 in cash in exchange for all of the issued and outstanding shares of LINC. Registrant’s board of directors determined that the acquisition of these shares by the Morouns and entities they control is exempt from Section 16(b) of the Exchange Act by virtue of Rule 16b-3 promulgated thereunder.

Item 7.01 REGULATION FD DISCLOSURE

On October 1, 2012, Registrant issued a press release announcing the closing of the Transaction.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Business Acquired.

Consolidated balance sheets of LINC Logistics Company as of December 31, 2011 and 2010, and the related consolidated statements of income, other comprehensive income (loss), stockholders’ equity (deficit) and cash flows for each of the three years in the period ended December 31, 2011, and the unaudited consolidated balance sheet as of June 30, 2012, and the related consolidated statements of income, other comprehensive income (loss), stockholders’ equity (deficit) and cash flows for the twenty-six weeks ended June 30, 2012 and July 2, 2011 are filed as Exhibit 99.1 to this Form 8-K.

(b)	Pro Forma Financial Information.

Unaudited pro forma condensed combined balance sheet as of June 30, 2012 and the unaudited pro forma condensed combined statements of income for the twenty-six weeks ended June 30, 2012 and July 2, 2011, and for each of the three years in the period ended December 31, 2011 are filed as Exhibit 99.2 to this Form 8-K.

(d)	Exhibits.

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Consolidated balance sheets of LINC Logistics Company as of December 31, 2011 and 2010, and the related consolidated statements of income, other comprehensive income (loss), stockholders’ equity (deficit) and cash flows for each of the three years in the period ended December 31, 2011, and the unaudited consolidated balance sheet as of June 30, 2012, and the related consolidated statements of income, other comprehensive income (loss), stockholders’ equity (deficit) and cash flows for the twenty-six weeks ended June 30, 2012 and July 2, 2011.

99.2	Unaudited pro forma condensed combined balance sheet as of June 30, 2012 and the unaudited pro forma condensed combined statements of income for the twenty-six weeks ended June 30, 2012 and July 2, 2011, and for each of the three years in the period ended December 31, 2011.

99.3	Press release dated October 1, 2012 announcing the closing of the Transaction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UNIVERSAL TRUCKLOAD SERVICES, INC.

Date: October 1, 2012	/s/ Robert E. Sigler
Robert E. Sigler Vice President, Chief Financial Officer, Secretary and Treasurer